Note 17 - Financial Instruments (Details) - Fair Value of Financial Assets and Financial Liabilities Not Measured on a Recurring Basis (USD $)	Nov. 30, 2014		Nov. 30, 2013
Fair Value of Financial Assets and Financial Liabilities Not Measured on a Recurring Basis [Abstract]
Due to related parties(iii)		[1]	$ 759,564	[1]
Due to related parties(iii)		[1]	515,130	[1]
Convertible debt(iii)	1,377,302	[1]	1,376,456	[1]
Convertible debt(iii)	$ 1,379,808	[1]	$ 1,290,683	[1]

[1]	The Company calculates the interest rate for the convertible debt and due to related parties based on the Company's estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the convertible debt and the amounts due to related parties.